UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                            AREAWIDE CELLULAR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                             AREAWIDE CELLULAR, INC.
                               1615 BARCLAY BLVD.
                             BUFFALO GROVE, IL 60089

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 11, 2002

TO THE STOCKHOLDERS OF AREAWIDE CELLULAR, INC.

         The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Areawide Cellular, Inc. (the "Company"), will be held at 10:00 a.m. on June 11, 2002 at 1615 Barclay Blvd., Buffalo Grove, IL 60089, for the following purposes as more fully described in the accompanying Proxy Statement:

         (1)      To elect the three (3) directors to the Board of Directors;
                  and

         (2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Stockholders of record at the close of business on May 1, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting in person may revoke their proxy and vote their shares in person. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                                              By Order of the Board of Directors

April 12, 2002                                Darryl Jacobs
                                              Secretary

                             AREAWIDE CELLULAR, INC.
                               1615 BARCLAY BLVD.
                             BUFFALO GROVE, IL 60089

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 11, 2002

         This Proxy Statement is furnished to the holders of Common Stock (the "Common Stock"), of Area wide Cellular, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of the enclosed proxy for use at the Annual Meeting of Stockholders to be held on June 11, 2002 (the "Annual Meeting"), or at any adjournment thereof. The purposes of the Annual Meeting and the matters to be acted upon are set forth is the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

         Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to shareholders on or about May 13, 2002 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum at the Annual Meeting otherwise might not be obtained.

REVOCABILITY AND VOTING OF PROXY

         A proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Any stockholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are given, proxies will be voted FOR the election of the persons set forth below as.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record at the close of business on May 1, 2002 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. On March 31, 2002, there were 15,328,681 shares of Common Stock. Each such share of Common Stock is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the voting rights outstanding represented by shares of Common Stock present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

         Proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

         "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes is discussed under each respective Proposal.

BENEFICIAL OWNERSHIP OF CAPITAL STOCK

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 31, 2002 by (i) each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company's current executive officers named in the Summary Compensation Table (see "Executive Compensation") and (iv) by all executive officers and directors of the Company as a group. The information as to each person or entity has been furnished by such person or group. As of March 31, 2002, there were 15,328,681 shares of Common Stock outstanding. Unless otherwise indicated, the address of each person named in the table below is c/o Areawide Cellular, Inc., 1615 Barclay Boulevard, Buffalo Grove, Illinois 60089 and the persons or entities listed below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                                         Assuming Conversion of 8%
                                                                                      Cumulative Redeemable Preferred
                                                                                                 Stock(2)
                                                                      Percent of                          Percent of
                                                                     Outstanding                          Outstanding
                                                  Number of         Common Stock         Number of       Common Stock
Name                                          Shares Owned(1)           Owned          Shares Owned          Owned
----                                          ----------------          -----          -------------         -----
Phonz Investment, L.L.C.(3)                        7,375,000            47.3%            8,375,000           50.6%
Robert Kaplan(4)                                   7,375,000            47.3%            8,375,000           50.6%
Michael Kaplan(5)                                  7,375,000            47.3%            8,375,000           50.6%
Harris Family Areawide, L.L.C.(6)                  5,641,238            36.8%
Brett Holdings Inc.(7)                             1,712,850            10.7%
J.F. Shea & Co.(8)                                   843,170             5.5%
Darryl P. Jacobs(9)                                       --             *
Eric Rosenbloom                                           --             *
All Directors and Officers as a
group (4 persons)(10)                              7,375,000            47.3%            8,375,000           50.6%

*      Less than 1%

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (i) the power to vote, or direct the voting of, such security or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within

     60 days of March 31, 2002 are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(2) As of March 31, 2002, there were 20,000 shares of 8% Cumulative Redeemable Preferred Stock outstanding with an aggregate face value of $2,000,000 convertible into common stock at a conversion price of $2.00.

(3) Includes warrant to purchase 250,000 shares of Common Stock at an exercise price of $0.10 per share. Phonz Investment, L.L.C. is a Delaware limited liability company. Its address is 6840 West Touhy Avenue, Niles, Illinois, 60704. Phonz is controlled by the family of Michael and Robert Kaplan. Robert Kaplan acts as Manager of Phonz and therefore controls the voting of its shares of Common Stock.

(4) Robert Kaplan is deemed to beneficially own all of the shares of Phonz by virtue of his investment in Phonz Investment, L.L.C. and his right as Manager of Phonz to control the vote of the shares.

(5) Michael Kaplan is deemed to beneficially own all of the shares of Phonz by virtue of his investment in Phonz Investment, L.L.C. and his familial relationship with Robert Kaplan.

(6) Harris Family Areawide LLC is a Delaware limited liability company. It's address is 10800 Biscayne Boulevard 10th Floor, Miami, Florida 33161. Of the shares of Common Stock listed, Harris shares beneficial ownership of 843,170 shares with J.F. Shea & Co., and 419,689 shares with Commonwealth Associates, L.P., pursuant to proxies given to Harris by Shea and Commonwealth to vote such shares. Mel Harris is the controlling member of Harris. The shares of Shea are widely held.

(7) Includes options to purchase 650,000 shares of Common Stock at an exercise price of $0.10 per share. Brett Holdings Inc. is a Florida corporation whose address is 5700 N. Andrew Avenue, Suite 401, Ft. Lauderdale, Florida 33309. Elliot and Shelly Loewenstern are the sole stockholders and directors of Brett Holdings, Inc. Accordingly, they may be deemed to beneficially own the Common Stock owned by Brett Holdings, Inc. since they share voting and dispositive powers over such shares.

(8) The address of J.F. Shea & Co. is 655 Brea Canyon Road, Walnut, California 91789. Shea shares beneficial ownership of the shares listed with Harris pursuant to a proxy granted by Shea to Harris to vote such shares.

(9) Darryl Jacobs holds a two percent interest in Phonz Investment, L.L.C. but does not exercise control over the shares held by Phonz.

(10) Includes shares owned by Phonz since Robert Kaplan exercises control over the shares held by Phonz


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Three directors will be elected at the Annual Meeting. In accordance with our by-laws, our directors will be divided into three classes and each class will be elected for a term of three years so that at each meeting commencing with the 2003 Annual Meeting the successors of any class of directors whose term shall then expire shall be elected to serve three year terms.

         Each nominee has indicated that he or she is willing and able to serve as director if elected. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

         The names and certain information concerning the three (3) nominees for election as directors are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

VOTE REQUIRED

         The three (3) nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast "FOR" a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Broker non-votes and proxies marked "withheld" as to one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

DIRECTORS

         The following sets forth information concerning the nominees for election as directors at the Annual Meeting:

TO SERVE UNTIL THE 2003 ANNUAL MEETING

         Darryl Jacobs..........

TO SERVE UNTIL THE 2004 ANNUAL MEETING

         Robert Kaplan..........

TO SERVE UNTIL THE 2005 ANNUAL MEETING

         Michael Kaplan.........

ATTENDANCE AT MEETINGS

         The actions of Board of Directors during the year ended December 31, 2001 were taken at meetings or by written consent in lieu of meetings. All Directors attended all meetings of the Board during the year ended December 31, 2001.

COMMITTEES

         There are no committees of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year, and Forms 5 and amendments thereto furnished to us with respect to our most recent fiscal year, and certain written representations to us, except for Harris Family Areawide, LLC for which we have received no evidence of its filing of required reports or failure thereof, no persons who were either a director, officer, or beneficial owner of more than 10% of the Company's Common Stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth the aggregate compensation paid to or earned by the Co-Presidents and Co-Chief Executive Officers and the four most highly compensated executive officers of our company (other than the President and Chief Executive Officer) whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 2001.

                                                               Annual Compensation
                                          -------------------- --------------------- ----------------
Name and Principal Position                   Fiscal Year           Salary ($)          Bonus ($)
---------------------------                   -----------           ----------          ---------
Michael Kaplan(1)                                2001                160,000               --
Co-President and Co-Chief                        2000                 40,000
   Executive Officer

Robert Kaplan(2)                                 2001                160,000               --
Co-President and Co-Chief                        2000                 40,000
   Executive Officer

Fred Hirt(3)                                     2001                                      --
   President and Chief                           2000               $153,227
   Executive Officer

Darryl P. Jacobs(4)                              2001               $190,521               --
   Executive Vice President,                     2000               $151,250
   Secretary and General
   Counsel

Steven J. Zabel(5)                               2001                $68,718               --
   Chief Financial Officer and                   2000               $133,350
   Treasurer

Eric P. Rosenbloom(6)                            2001                $72,317               --
   Chief Financial Officer and                   2000
   Treasurer

(1) On September 16, 2000, the Company appointed Michael Kaplan as Co-President and Co-Chief Executive Officer. He is currently being paid an annual salary of $160,000.

(2) On September 16, 2000, the Company appointed Robert Kaplan as Co-President and Co-Chief Executive Officer. He is currently being paid an annual salary of $160,000.

(3)  Mr. Hirt resigned as President and Chief Executive Officer in September
     2000.

(4) The Company appointed Mr. Jacobs as Secretary and General Counsel in November 1998 and Executive Vice President in September 2000. He is currently being paid an annual salary of $190,000.

(5)  Mr. Zabel resigned as Treasurer and Chief Financial Officer on April 27,
     2001.

(6) The Company appointed Mr. Rosenbloom as Treasurer and Chief Financial Officer on April 30, 2001. He is currently being paid an annual salary of $115,000.

DIRECTOR COMPENSATION

         No fees are paid for director services.

INFORMATION CONCERNING STOCK OPTIONS

         We granted no options during the year ended December 31, 2001 to the named executive officers and they owned no options at the end of such year and exercised no options during such year.


                              INDEPENDENT AUDITORS

         The Company has appointed the firm of Altschuler, Melvoin and Glasser LLP as our independent auditors.

         Fees related to services performed by Altschuler, Melvoin and Glasser LLP in 2001 were as follows:

                  Audit fees                                  $45,904

                  Tax and all other fees                      $10,000

                  Total                                       $55,904

         The Board of Directors has considered whether the provision of the above services other than audit services is compatible with maintaining independence and has concluded that it is.

         It is not anticipated that representatives of Altschuler, Melvoin and Glasser LLP will attend the Annual Meeting.

                              STOCKHOLDER PROPOSALS

         Any stockholder desiring to submit a proposal for action at the 2003 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than December 31, 2002 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.


             FINANCIAL INFORMATION AND ANNUAL REPORT ON FORM 10-KSB

         The Company's financial statements for the year ended December 31, 2001 are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, which was filed with the Securities and Exchange Commission and which is being mailed to the Company's stockholders with this Proxy Statement. Request for such document should be directed to Secretary, Areawide Cellular, Inc., 1615 Barclay Blvd., Buffalo Grove, IL 60089.


                                  OTHER MATTERS

         Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                              By Order of the Board of Directors

                                              Darryl Jacobs
                                              Secretary

AREAWIDE CELLULAR, INC.
1615 Barclay Blvd.
Buffalo Grove, IL 60089

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert Kaplan and Michael Kaplan as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of Areawide Cellular, Inc. held on record by the undersigned on May 1, 2002 at the Annual Meeting of Shareholders to be held on June 11, 2002, or any adjournment thereof.

      1.    ELECTION OF DIRECTORS

            FOR all nominees listed below: /____/

            Withhold authority to vote all nominees listed below: /____/

      INSTRUCTION:

      To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                           Robert Kaplan
                           Michael Kaplan
                           Darryl P. Jacobs

      2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed above.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________, 2002                     ______________________________
                                                  (signature)

                                                  ______________________________
                                                  (signature, if held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.